FOR IMMEDIATE RELEASE

Investor Relations:	Media Relations:
Ed Lockwood	Meggan Powers
Sr. Director, Investor Relations	Sr. Director, Corporate Communications
(408) 875-9529	(408) 875-8733
ed.lockwood@kla-tencor.com	meggan.powers@kla-tencor.com

KLA-TENCOR REPORTS FISCAL 2013 FOURTH QUARTER AND FULL YEAR RESULTS

MILPITAS, Calif., July 25, 2013 -KLA-Tencor Corporation (NASDAQ: KLAC) today announced operating results for its fourth quarter and fiscal year ended June 30, 2013. KLA-Tencor reported GAAP net income of $135 million and GAAP earnings per diluted share of $0.80 on revenues of $720 million for the fourth quarter of fiscal year 2013. For the year ended June 30, 2013, the company reported GAAP net income of $543 million and GAAP earnings per diluted share of $3.21 on revenues of $2.8 billion.

“In the fourth quarter, KLA-Tencor delivered another period of strong financial performance, maintaining our market leadership position and releasing new products focused on addressing our customers' challenges at the leading edge,” said Rick Wallace, KLA-Tencor's president and CEO. “These results highlight a continuation of the trend of high levels of process control adoption as the increasing cost and complexity associated with managing yields makes process control critical to our customers' success.”

GAAP Results
	Q4 FY 2013	Q3 FY 2013	Q4 FY 2012
Revenues	$720 million	$729 million	$892 million
Net Income	$135 million	$166 million	$248 million
Earnings per Diluted Share	$0.80	$0.98	$1.46

Non-GAAP Results
	Q4 FY 2013	Q3 FY 2013	Q4 FY 2012
Net Income	$139 million	$171 million	$253 million
Earnings per Diluted Share	$0.82	$1.01	$1.49

A reconciliation between GAAP operating results and non-GAAP operating results is provided following the financial statements that are part of this release. Non-GAAP results include the impact of stock-based compensation, but exclude the impact of acquisitions, restatement and restructuring related items, and certain discrete tax items.

KLA-Tencor will discuss the results for its fiscal year 2013 fourth quarter and full year, along with its outlook, on a conference call today beginning at 2:00 p.m. Pacific Daylight Time. A webcast of the call will be available at: www.kla-tencor.com

Forward-Looking Statements:
Statements in this press release other than historical facts, such as statements regarding KLA-Tencor's ability to maintain its market leadership position, trends in the semiconductor industry relating to process control adoption and increasing costs and complexity, and the anticipated importance of process control in the semiconductor manufacturing process, are forward-looking statements, and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations, and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: the demand for semiconductors; the financial condition of the global capital markets and the general macroeconomic environment; new and enhanced product and technology offerings by competitors; cancellation of orders by customers; the ability of KLA-Tencor's research and development teams to successfully innovate and develop technologies and products that are responsive to customer demands; KLA-Tencor's ability to successfully manage its costs; market acceptance of the company's existing and newly issued products; and changing customer demands. For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this release, please refer to KLA-Tencor's Annual Report on Form 10-K for the year ended June 30, 2012, subsequently filed Quarterly Reports on Form

10-Q and other filings with the Securities and Exchange Commission (including, but not limited to, the risk factors described therein). KLA-Tencor assumes no obligation to, and does not currently intend to, update these forward-looking statements.

About KLA-Tencor:
KLA-Tencor Corporation (NASDAQ: KLAC), a leading provider of process control and yield management solutions, partners with customers around the world to develop state-of-the-art inspection and metrology technologies. These technologies serve the semiconductor, LED and other related nanoelectronics industries.  With a portfolio of industry-standard products and a team of world-class engineers and scientists, the company has created superior solutions for its customers for more than 35 years. Headquartered in Milpitas, California, KLA-Tencor has dedicated customer operations and service centers around the world. Additional information may be found at www.kla-tencor.com. (KLAC-F)

Use of Non-GAAP Financial Information:
The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for, KLA-Tencor's financial results presented in accordance with United States GAAP.

To supplement KLA-Tencor's condensed consolidated financial statements presented in accordance with GAAP, the company provides certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user's overall understanding of KLA-Tencor's operating performance and its prospects in the future. Specifically, KLA-Tencor believes that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to KLA-Tencor's financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

KLA-Tencor Corporation
Condensed Consolidated Unaudited Balance Sheets

(In thousands)	June 30, 2013	June 30, 2012

ASSETS
Cash, cash equivalents and marketable securities	$2,918,881	$2,534,444
Accounts receivable, net	524,610	701,280
Inventories	634,448	650,802
Other current assets	273,564	277,517
Land, property and equipment, net	305,281	277,686
Goodwill	326,635	327,716
Purchased intangibles, net	34,515	55,636
Other non-current assets	269,423	275,227
Total assets	$5,287,357	$5,100,308

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$115,680	$139,183
Deferred system profit	157,965	147,218
Unearned revenue	60,838	63,095
Other current liabilities	527,049	513,411
Total current liabilities	861,532	862,907

Non-current liabilities:
Long-term debt	747,376	746,833
Pension liabilities	57,959	53,943
Income tax payable	59,494	50,839
Unearned revenue	42,228	34,899
Other non-current liabilities	36,616	35,292
Total liabilities	1,805,205	1,784,713

Stockholders' equity:
Common stock and capital in excess of par value	1,159,565	1,089,480
Retained earnings	2,359,233	2,247,258
Accumulated other comprehensive income (loss)	(36,646)	(21,143)
Total stockholders' equity	3,482,152	3,315,595
Total liabilities and stockholders' equity	$5,287,357	$5,100,308

KLA-Tencor Corporation
Condensed Consolidated Unaudited Statements of Operations

	Three months ended		Twelve months ended
(In thousands, except per share data)	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012

Revenues:
Product	$570,300	$745,662	$2,247,147	$2,597,755
Service	149,732	146,803	595,634	574,189
Total revenues	720,032	892,465	2,842,781	3,171,944

Costs and operating expenses:
Costs of revenues	306,804	361,663	1,237,452	1,330,016
Engineering, research and development	127,694	118,710	487,832	452,937
Selling, general and administrative	97,899	93,793	387,812	372,666
Total costs and operating expenses	532,397	574,166	2,113,096	2,155,619
Income from operations	187,635	318,299	729,685	1,016,325
Interest income and other, net	(10,545)	(12,407)	(39,064)	(42,231)
Income before income taxes	177,090	305,892	690,621	974,094
Provision for income taxes	42,320	58,015	147,472	218,079
Net income	$134,770	$247,877	$543,149	$756,015

Net income per share:
Basic	$0.81	$1.48	$3.27	$4.53
Diluted	$0.80	$1.46	$3.21	$4.44
Cash dividends declared per share	$0.40	$0.35	$1.60	$1.40

Weighted-average number of shares:
Basic	165,463	166,938	166,089	166,795
Diluted	168,685	170,178	169,260	170,147

KLA-Tencor Corporation
Condensed Consolidated Unaudited Statements of Cash Flows

	Three months ended
	June 30,
(In thousands)	2013	2012
Cash flows from operating activities:
Net income	$134,770	$247,877
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	20,425	23,282
Asset impairment charges	—	1,500
Non-cash stock-based compensation expense	17,606	17,779
Net loss (gain) on sale of marketable securities and other investments	(218)	15
Excess tax benefit from equity awards	(233)	—
Changes in assets and liabilities:
Increase in accounts receivable, net	(73,102)	(61,632)
Decrease (increase) in inventories	14,116	(6,610)
Decrease in other assets	13,538	38,412
Increase (decrease) in accounts payable	8,054	(235)
Increase (decrease) in deferred system profit	21,150	(36,480)
Increase in other liabilities	19,463	49,398
Net cash provided by operating activities	175,569	273,306
Cash flows from investing activities:
Capital expenditures, net	(18,910)	(16,272)
Purchase of available-for-sale securities	(304,916)	(407,721)
Proceeds from sale and maturity of available-for-sale securities	306,332	223,242
Purchase of trading securities	(6,933)	(11,034)
Proceeds from sale of trading securities	8,019	12,674
Net cash used in investing activities	(16,408)	(199,111)
Cash flows from financing activities:
Issuance of common stock	30,579	39,831
Tax withholding payments related to vested and released restricted stock units	(522)	(409)
Excess tax benefit from equity awards	233	—
Common stock repurchases	(68,311)	(66,958)
Payment of dividends to stockholders	(66,181)	(58,476)
Net cash used in financing activities	(104,202)	(86,012)
Effect of exchange rate changes on cash and cash equivalents	(3,770)	(802)
Net increase (decrease) in cash and cash equivalents	51,189	(12,619)
Cash and cash equivalents at beginning of period	934,201	763,913
Cash and cash equivalents at end of period	$985,390	$751,294

Supplemental cash flow disclosures:
Income taxes paid, net	$33,097	$2,649
Interest paid	$26,574	$26,760
Non-cash investing activities:
Purchase of land, property and equipment	$6,839	$—

KLA-Tencor Corporation
Condensed Consolidated Unaudited Supplemental Information
(In thousands, except per share data)

Reconciliation of GAAP Net Income to Non-GAAP Net Income

		Three months ended			Twelve months ended
		June 30, 2013	March 31, 2013	June 30, 2012	June 30, 2013	June 30, 2012
GAAP net income		$134,770	$166,382	$247,877	$543,149	$756,015
Adjustments to reconcile GAAP net income to non-GAAP net income
Acquisition related charges	a	4,169	4,180	6,942	19,477	28,972
Restructuring, severance and other related charges	b	1,418	2,845	—	7,397	4,032
Restatement related charges	c	—	—	—	—	135
Income tax effect of non-GAAP adjustments	d	(1,776)	(2,212)	(2,307)	(8,359)	(11,537)
Discrete tax items	e	—	—	878	(3,514)	11,675
Non-GAAP net income		$138,581	$171,195	$253,390	$558,150	$789,292

GAAP net income per diluted share		$0.80	$0.98	$1.46	$3.21	$4.44
Non-GAAP net income per diluted share		$0.82	$1.01	$1.49	$3.30	$4.64
Shares used in diluted shares calculation		168,685	169,180	170,178	169,260	170,147

Pre-tax impact of items included in Consolidated Statements of Operations

	Acquisition related charges	Restructuring, severance and other related charges	Total pre-tax GAAP to non-GAAP adjustment
Three months ended June 30, 2013
Costs of revenues	$1,921	$950	$2,871
Engineering, research and development	836	514	1,350
Selling, general and administrative	1,412	(46)	1,366
Total in three months ended June 30, 2013	$4,169	$1,418	$5,587

Three months ended March 31, 2013
Costs of revenues	$1,921	$713	$2,634
Engineering, research and development	835	2,405	3,240
Selling, general and administrative	1,424	(273)	1,151
Total in three months ended March 31, 2013	$4,180	$2,845	$7,025

Three months ended June 30, 2012
Costs of revenues	$4,560	$—	$4,560
Engineering, research and development	892	—	892
Selling, general and administrative	1,490	—	1,490
Total in three months ended June 30, 2012	$6,942	$—	$6,942

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we provide certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

a.
Acquisition related charges include amortization of intangible assets associated with acquisitions. Management believes that the expense associated with the amortization of acquisition related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives, and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for both KLA-Tencor’s newly acquired and long-held businesses. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

b.
Restructuring, severance and other related charges include costs associated with the company’s decision in the first quarter of fiscal year 2013 to exit from the solar inspection business, as well as those associated with reductions in force. Management believes that it is appropriate to exclude these items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

c.
Restatement related charges include legal and other expenses related to the investigation regarding the company’s historical stock option granting process and related stockholder litigation and other matters. KLA-Tencor has paid or reimbursed legal expenses incurred by a number of its current and former directors, officers and employees in connection with the investigation of the company’s historical stock option practices and the related litigation and government inquiries. Management believes that it is appropriate to exclude these items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

d.
Income tax effect of non-GAAP adjustments includes the income tax effects of the excluded items noted above. Management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.

e.
Discrete tax items include the tax impact of shortfalls in excess of cumulative windfall tax benefits recorded as provision for income taxes during the period. Windfall tax benefits arise when a company’s tax deduction for employee stock activity exceeds book compensation for the same activity and are generally recorded as increases to capital in excess of par value. Shortfalls arise when the tax deduction is less than book compensation and are recorded as decreases to capital in excess of par value to the extent that cumulative windfalls exceed cumulative shortfalls. Shortfalls in excess of cumulative windfalls are recorded as provision for income taxes. When there are shortfalls recorded as provision for income taxes during an earlier quarter, windfalls arising in subsequent quarters within the same fiscal year are recorded as a reduction to income taxes to the extent of the shortfalls recorded. Management believes that it is appropriate to exclude these or other adjustments to the cumulative windfall tax benefit that are not indicative of ongoing operating results and limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.